Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2023 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--November 2, 2023--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2023 of $178.0 million or $1.66 per diluted share, compared to $178.1 million or $1.66 per diluted share for the quarter ended September 30, 2022.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.25 per common share. The dividend is payable on December 11, 2023, to shareholders of record on December 1, 2023.
“We are pleased with our third quarter 2023 financial results, as we continue to generate high quality earnings and robust returns,” said Mark A. Casale, Chairman and Chief Executive Officer. “The credit quality of our portfolio remains strong. Higher interest rates have translated to higher portfolio persistency and increased investment income, supporting our revenues and growth in book value per share.”
Financial Highlights:
•New insurance written for the third quarter of 2023 was $12.5 billion, compared to $13.5 billion in the second quarter of 2023 and $17.1 billion in the third quarter of 2022.

•Insurance in force as of September 30, 2023 was $238.7 billion, compared to $235.6 billion as of June 30, 2023 and $222.5 billion as of September 30, 2022.

•Net investment income for the third quarter of 2023 was $47.1 million, up 44% from the third quarter of 2022. For the nine months ended September 30, 2023, net investment income was $135.6 million, up 57% from the comparable period in 2022.

•On July 1, 2023, Essent Group Ltd. completed its previously announced acquisition of Agents National Title Holding Company and Boston National Holdings LLC for $92.6 million.

•On August 8, 2023, Essent closed its 9th insurance-linked note transaction, Radnor Re 2023-1, which provides $281.5 million of collateralized reinsurance coverage for NIW from August 2022 through June 2023.

•In October 2023, the Board approved a share repurchase plan that authorizes the Company to repurchase $250 million of common shares in the open market between January 1, 2024 and December 31, 2025.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); the impact of COVID-19 and related economic conditions; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 17, 2023, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which serves the housing finance industry by offering private mortgage insurance, reinsurance, risk management products and title insurance and settlement services to mortgage lenders, borrowers, and investors to support homeownership. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2023

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data
Exhibit D	U.S Mortgage Insurance Portfolio Historical Quarterly Data
Exhibit E	New Insurance Written - U.S. Mortgage Insurance Portfolio
Exhibit F	Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio
Exhibit G	Other Risk in Force
Exhibit H	U.S. Mortgage Insurance Portfolio Vintage Data
Exhibit I	U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
Exhibit J	U.S. Mortgage Insurance Portfolio Geographic Data
Exhibit K	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit L	Detail of Reserves by Default Delinquency
Exhibit M	Investments Available for Sale
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Loss, Expense and Combined Ratios and Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2023	2022	2023	2022
Revenues:
Direct premiums written	$270,868	$239,773	$759,526	$692,687
Ceded premiums	(30,294)	(30,543)	(103,431)	(73,384)
Net premiums written	240,574	209,230	656,095	619,303
Decrease in unearned premiums	6,231	(1,296)	15,197	15,972
Net premiums earned	246,805	207,934	671,292	635,275
Net investment income	47,072	32,594	135,558	86,613
Realized investment losses, net	(235)	175	(2,312)	(7,648)
(Loss) income from other invested assets	(3,143)	9,617	(10,697)	36,275
Other income	5,609	11,447	18,641	20,272
Total revenues	296,108	261,767	812,482	770,787

Losses and expenses:
Provision (benefit) for losses and LAE	10,822	4,252	11,902	(178,805)
Other underwriting and operating expenses	54,814	42,144	145,183	124,838
Premiums retained by agents	13,175	—	13,175	—
Interest expense	7,854	4,450	22,184	9,563
Total losses and expenses	86,665	50,846	192,444	(44,404)

Income before income taxes	209,443	210,921	620,038	815,191
Income tax expense	31,484	32,870	99,019	131,204
Net income	$177,959	$178,051	$521,019	$683,987

Earnings per share:
Basic	$1.68	$1.67	$4.90	$6.37
Diluted	1.66	1.66	4.86	6.35

Weighted average shares outstanding:
Basic	105,979	106,870	106,387	107,314
Diluted	107,025	107,337	107,232	107,732

Net income	$177,959	$178,051	$521,019	$683,987

Other comprehensive income (loss):
Change in unrealized depreciation of investments	(76,248)	(137,010)	(53,593)	(474,284)
Total other comprehensive loss	(76,248)	(137,010)	(53,593)	(474,284)
Comprehensive income	$101,711	$41,041	$467,426	$209,703

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2023	2022
Assets
Investments
Fixed maturities available for sale, at fair value	$4,241,757	$4,489,598
Short-term investments available for sale, at fair value	755,931	252,027
Total investments available for sale	4,997,688	4,741,625
Other invested assets	272,619	257,941
Total investments	5,270,307	4,999,566
Cash	96,779	81,240
Accrued investment income	36,651	33,162
Accounts receivable	68,332	57,399
Deferred policy acquisition costs	9,375	9,910
Property and equipment	40,710	19,571
Prepaid federal income tax	461,386	418,460
Goodwill and intangible assets, net	64,271	—
Other assets	46,389	104,489
Total assets	$6,094,200	$5,723,797

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$241,333	$216,464
Unearned premium reserve	147,712	162,887
Net deferred tax liability	329,721	356,810
Credit facility borrowings, net of deferred costs	421,656	420,864
Other accrued liabilities	145,771	104,463
Total liabilities	1,286,193	1,261,488

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,887 shares in 2023 and 107,683 shares in 2022	1,603	1,615
Additional paid-in capital	1,309,717	1,350,377
Accumulated other comprehensive loss	(436,383)	(382,790)
Retained earnings	3,933,070	3,493,107
Total stockholders' equity	4,808,007	4,462,309

Total liabilities and stockholders' equity	$6,094,200	$5,723,797

Return on average equity (1)	15.0%	19.1%

(1) The 2023 return on average equity is calculated by dividing annualized year-to-date 2023 net income by average equity.  The 2022 return on average equity is calculated by dividing full year 2022 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data

	2023			2022
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$209,351	$195,502	$196,565	$192,670	$194,272
GSE and other risk share	16,850	17,727	14,693	14,582	13,662
Title insurance	20,604	—	—	—	—
Net premiums earned	246,805	213,229	211,258	207,252	207,934
Net investment income	47,072	45,250	43,236	37,796	32,594
Realized investment (losses) gains, net	(235)	(1,589)	(488)	(5,524)	175
(Loss) income from other invested assets	(3,143)	(4,852)	(2,702)	(7,599)	9,617
Other income (loss) (1)	5,609	8,090	4,942	(1,888)	11,447
Total revenues	296,108	260,128	256,246	230,037	261,767

Losses and expenses:
Provision (benefit) for losses and LAE	10,822	1,260	(180)	4,101	4,252
Other underwriting and operating expenses	54,814	42,174	48,195	46,895	42,144
Premiums retained by agents	13,175	—	—	—	—
Interest expense	7,854	7,394	6,936	6,045	4,450
Total losses and expenses	86,665	50,828	54,951	57,041	50,846

Income before income taxes	209,443	209,300	201,295	172,996	210,921
Income tax expense (2)	31,484	37,067	30,468	25,630	32,870
Net income	$177,959	$172,233	$170,827	$147,366	$178,051

Earnings per share:
Basic	$1.68	$1.62	$1.60	$1.38	$1.67
Diluted	1.66	1.61	1.59	1.37	1.66

Weighted average shares outstanding:
Basic	105,979	106,249	106,943	106,881	106,870
Diluted	107,025	107,093	107,585	107,419	107,337

Book value per share	$44.98	$44.24	$43.18	$41.44	$39.87
Return on average equity (annualized)	14.9%	14.7%	15.0%	13.5%	16.6%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	7.07%	6.87%	6.52%	6.02%	4.39%
Debt-to-capital	8.12%	8.24%	8.38%	8.70%	9.01%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022 was ($898), $2,726, ($368), ($6,515), and $5,177, respectively.

(2) Income tax expense for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 includes ($763), $(888), ($368), ($4,122), and $2,925 respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses. Income tax expense for the quarter ended June 30, 2023 also includes $5,295 of net discrete tax expense associated with prior year tax returns.

			Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S Mortgage Insurance Portfolio Historical Quarterly Data

	2023			2022
Other Data:	September 30	June 30	March 31	December 31	September 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$12,505,823	$13,498,080	$12,893,789	$13,011,432	$17,112,017
New risk written	3,458,467	3,726,513	3,548,015	3,522,726	4,570,699

Bulk:
New insurance written	$—	$—	$—	$—	$—
New risk written	—	—	—	—	—

Total:
New insurance written	$12,505,823	$13,498,080	$12,893,789	$13,011,432	$17,112,017
New risk written	$3,458,467	$3,726,513	$3,548,015	$3,522,726	$4,570,669

Average insurance in force	$237,270,093	$233,484,941	$228,885,174	$224,840,675	$219,280,350
Insurance in force (end of period)	$238,661,612	$235,649,884	$231,537,417	$227,062,055	$222,542,569
Gross risk in force (end of period) (1)	$63,605,057	$62,403,400	$60,879,979	$59,276,489	$57,743,091
Risk in force (end of period)	$53,920,308	$53,290,643	$51,469,312	$49,903,626	$48,690,571
Policies in force	825,248	821,690	815,751	808,596	800,745
Weighted average coverage (2)	26.7%	26.5%	26.3%	26.1%	25.9%
Annual persistency	86.6%	85.8%	84.4%	82.1%	77.9%

Loans in default (count)	13,391	12,480	12,773	13,433	12,435
Percentage of loans in default	1.62%	1.52%	1.57%	1.66%	1.55%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (3)	0.40%	0.40%	0.40%	0.40%	0.40%
Single premium cancellations (4)	—%	—%	—%	—%	0.01%
Gross average premium rate	0.40%	0.40%	0.40%	0.40%	0.41%
Ceded premiums	(0.05%)	(0.07%)	(0.06%)	(0.06%)	(0.06%)
Net average premium rate	0.35%	0.33%	0.34%	0.34%	0.35%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information - U.S. Mortgage Insurance Portfolio
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
($ in thousands)
>=760	$5,212,343	41.8%	$6,976,123	40.8%	$15,473,191	39.8%	$20,942,108	41.8%
740-759	2,205,066	17.6	2,965,115	17.3	7,031,821	18.1	8,499,739	17.0
720-739	1,911,320	15.3	2,788,573	16.3	6,310,564	16.2	7,885,166	15.8
700-719	1,867,510	14.9	2,277,251	13.3	5,892,704	15.1	6,452,721	12.9
680-699	891,471	7.1	1,476,982	8.6	3,024,347	7.8	4,409,944	8.8
<=679	418,113	3.3	627,973	3.7	1,165,065	3.0	1,859,956	3.7
Total	$12,505,823	100.0%	$17,112,017	100.0%	$38,897,692	100.0%	$50,049,634	100.0%

Weighted average credit score	747		746		746		747

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
($ in thousands)
85.00% and below	$849,250	6.7%	$1,618,912	9.5%	$2,801,011	7.2%	$4,556,205	9.1%
85.01% to 90.00%	2,445,924	19.6	4,753,686	27.8	7,951,062	20.4	13,657,345	27.3
90.01% to 95.00%	6,614,050	52.9	9,171,095	53.5	21,383,696	55.0	26,461,665	52.9
95.01% and above	2,596,599	20.8	1,568,324	9.2	6,761,923	17.4	5,374,419	10.7
Total	$12,505,823	100.0%	$17,112,017	100.0%	$38,897,692	100.0%	$50,049,634	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
Single Premium policies		2.8%		8.2%		3.8%		5.9%
Monthly Premium policies		97.2		91.8		96.2		94.1
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2023		September 30, 2022		September 30, 2023		September 30, 2022
Purchase		99.0%		98.7%		98.8%		97.2%
Refinance		1.0		1.3		1.2		2.8
		100.0%		100.0%		100.0%		100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force - U.S. Mortgage Insurance Portfolio

Portfolio by Credit Score
IIF by FICO score	September 30, 2023		June 30, 2023		September 30, 2022
($ in thousands)
>=760	$97,027,348	40.7%	$95,925,520	40.8%	$92,309,692	41.5%
740-759	41,362,480	17.3	40,733,799	17.3	37,821,201	17.0
720-739	37,297,809	15.6	36,791,104	15.6	33,910,646	15.2
700-719	31,674,346	13.3	30,970,132	13.1	28,263,518	12.7
680-699	19,850,176	8.3	19,667,866	8.3	18,351,570	8.2
<=679	11,449,453	4.8	11,561,463	4.9	11,885,942	5.4
Total	$238,661,612	100.0%	$235,649,884	100.0%	$222,542,569	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	September 30, 2023		June 30, 2023		September 30, 2022
($ in thousands)
>=760	$25,594,262	40.1%	$25,138,762	40.3%	$23,743,335	41.1%
740-759	11,165,727	17.6	10,922,780	17.5	9,920,331	17.2
720-739	10,090,889	15.9	9,896,425	15.9	8,934,327	15.5
700-719	8,568,811	13.5	8,319,353	13.3	7,412,542	12.8
680-699	5,327,434	8.4	5,248,349	8.4	4,801,986	8.3
<=679	2,857,934	4.5	2,877,731	4.6	2,930,570	5.1
Total	$63,605,057	100.0%	$62,403,400	100.0%	$57,743,091	100.0%

Portfolio by LTV
IIF by LTV	September 30, 2023		June 30, 2023		September 30, 2022
($ in thousands)
85.00% and below	$21,226,685	8.9%	$22,427,649	9.5%	$25,121,995	11.3%
85.01% to 90.00%	63,374,562	26.6	63,562,258	27.0	62,963,331	28.3
90.01% to 95.00%	118,461,030	49.6	115,768,826	49.1	103,794,020	46.6
95.01% and above	35,599,335	14.9	33,891,151	14.4	30,663,223	13.8
Total	$238,661,612	100.0%	$235,649,884	100.0%	$222,542,569	100.0%

Weighted average LTV	93%		93%		92%

Gross RIF by LTV	September 30, 2023		June 30, 2023		September 30, 2022
($ in thousands)
85.00% and below	$2,525,753	4.0%	$2,667,981	4.3%	$2,975,898	5.2%
85.01% to 90.00%	15,566,095	24.5	15,583,198	25.0	15,317,449	26.5
90.01% to 95.00%	34,848,762	54.8	34,026,320	54.5	30,388,328	52.6
95.01% and above	10,664,447	16.7	10,125,901	16.2	9,061,416	15.7
Total	$63,605,057	100.0%	$62,403,400	100.0%	$57,743,091	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	September 30, 2023		June 30, 2023		September 30, 2022
($ in thousands)
FRM 30 years and higher	$232,186,999	97.3%	$228,745,641	97.1%	$214,688,363	96.5%
FRM 20-25 years	1,910,610	0.8	2,124,690	0.9	2,859,734	1.3
FRM 15 years	1,719,467	0.7	1,953,448	0.8	2,903,355	1.3
ARM 5 years and higher	2,844,536	1.2	2,826,105	1.2	2,091,117	0.9
Total	$238,661,612	100.0%	$235,649,884	100.0%	$222,542,569	100.0%

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2023			2022
($ in thousands)	September 30	June 30	March 31	December 31	September 30
GSE and other risk share (1):
Risk in Force	$2,247,393	$2,276,702	$2,098,033	$2,030,571	$2,026,895
Reserve for losses and LAE	$54	$55	$65	$74	$102

Weighted average credit score	749	749	749	749	748
Weighted average LTV	82%	83%	83%	83%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Vintage Data
September 30, 2023

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,598,284	2.6%	9,938	4.32%	73.3%	62.4%	7.0%	15.1%	43.4%	2.5%	392	3.94%
2015	26,193,656	1,521,374	5.8	9,232	4.21	84.2	74.8	4.6	17.7	39.6	2.5	327	3.54
2016	34,949,319	3,234,730	9.3	18,705	3.89	87.8	80.6	12.0	15.9	42.4	2.3	560	2.99
2017	43,858,322	5,031,656	11.5	29,934	4.27	91.3	71.7	20.7	20.4	37.8	3.5	1,176	3.93
2018	47,508,525	5,805,471	12.2	32,505	4.79	94.7	71.3	26.0	21.7	32.6	4.6	1,484	4.57
2019	63,569,183	12,907,957	20.3	61,266	4.22	88.1	68.1	24.5	18.8	35.5	4.4	1,813	2.96
2020	107,944,065	49,162,995	45.5	187,990	3.19	68.0	56.5	13.0	10.8	45.6	3.3	2,373	1.26
2021	84,218,250	64,048,451	76.1	208,074	3.08	86.3	62.6	15.3	13.9	40.5	7.1	3,038	1.46
2022	63,061,262	57,742,660	91.6	163,804	5.07	97.8	65.2	11.2	12.7	39.7	19.9	1,962	1.20
2023 (through September 30)	38,897,692	37,608,034	96.7	103,800	6.51	98.8	72.6	17.8	10.9	39.1	11.3	266	0.26
Total	$570,869,125	$238,661,612	41.8	825,248	4.28	87.6	64.6	14.9	13.1	40.7	4.3	13,391	1.62

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

											Exhibit I
Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Reinsurance Vintage Data
September 30, 2023
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2018-1	Jan. 2017 - Dec. 2017	$—	$—	$—	$—	$—	$—	$—	$—	$1,781	$—
Radnor Re 2019-1	Jan. 2018 - Dec. 2018	5,730,888	1,496,891	473,184	21,467	—	253,643	246,939	(40)	13,407	—
Radnor Re 2019-2	Jan. 2015 - Dec. 2016	—	—	—	—	—	—	—	—	220	—
Radnor Re 2020-1	Jan. 2019 - Aug. 2019	7,185,440	1,864,143	495,889	50,596	—	215,605	213,798	(82)	5,788	—
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	33,594,368	8,642,916	557,911	339,120	—	278,956	278,796	2,615	8,794	261,926
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	37,420,329	10,079,502	439,407	361,449	—	279,415	279,231	3,887	12,161	285,689
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	32,132,944	8,669,748	237,868	237,868	—	303,761	303,660	4,260	12,781	218,839
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	31,014,596	8,478,658	281,462	281,462	—	281,463	281,463	3,118	3,118	266,826
Total		$147,078,565	$39,231,858	$2,485,721	$1,291,962	$—	$1,612,843	$1,603,887	$13,758	$58,050	$1,033,280

Excess of Loss Reinsurance (2)
										Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2018-1	Jan. 2017 - Dec. 2017	$4,920,622	$1,297,126	$165,167	$57,250	$—	$678,283	$421,003		$291	$955	$—
XOL 2019-1	Jan. 2018 - Dec. 2018	5,730,888	1,496,891	118,650	76,144	—	253,643	246,939	(4)	627	1,861	—
XOL 2020-1	Jan. 2019 - Dec. 2019	7,185,440	1,864,143	55,102	38,579	—	215,605	213,798	(4)	303	931	—
XOL 2022-1	Oct. 2021 - Dec. 2022	71,671,369	19,351,146	141,992	141,992	—	507,114	506,301		1,611	4,779	137,913
Total		$89,508,319	$24,009,306	$480,911	$313,965	$—	$1,654,645	$1,388,041		$2,832	$8,526	$137,913

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(5)	$54,596,089	$14,208,745	$12,218,215	$3,142,000	$(464)	$(2,208)	$2,631	$8,343	$4,403	$13,227	$187,406
Jan. 2022 - Dec. 2023	20%	57,688,314	15,600,877	11,537,663	3,120,175	2,592	7,473	1,942	5,880	6,282	18,645	229,964
Jan. 2023 - Dec. 2023	17.5%	37,561,195	10,380,842	6,573,209	1,816,647	791	1,123	1,061	1,837	3,019	4,981	129,422
Total		$149,845,598	$40,190,464	$30,329,087	$8,078,822	$2,919	$6,388	$5,634	$16,060	$13,704	$36,853	$546,792

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) First layer retentions shown are ILN retention levels as a result of overlapping coverage within the vintage.
(5) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Portfolio Geographic Data

IIF by State
	September 30, 2023	June 30, 2023	September 30, 2022
CA	13.0%	13.1%	13.2%
FL	11.0	10.8	10.1
TX	10.5	10.5	10.3
CO	4.1	4.1	4.1
AZ	3.7	3.7	3.5
WA	3.4	3.4	3.4
GA	3.4	3.3	3.1
NC	2.8	2.8	2.7
IL	2.8	2.9	3.1
VA	2.8	2.9	3.1
All Others	42.5	42.5	43.4
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2023	June 30, 2023	September 30, 2022
CA	12.9%	13.0%	13.0%
FL	11.3	11.1	10.5
TX	10.8	10.8	10.6
CO	4.0	4.1	4.1
AZ	3.8	3.8	3.5
GA	3.5	3.4	3.2
WA	3.4	3.4	3.3
NC	2.9	2.8	2.7
IL	2.8	2.8	3.1
VA	2.8	2.8	3.0
All Others	41.8	42.0	43.0
Total	100.0%	100.0%	100.0%

					Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2023			2022
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	12,480	12,773	13,433	12,435	12,707
Plus: new defaults (A)	7,953	6,575	7,015	7,505	6,448
Less: cures	(6,902)	(6,761)	(7,574)	(6,425)	(6,642)
Less: claims paid	(129)	(96)	(94)	(73)	(68)
Less: rescissions and denials, net	(11)	(11)	(7)	(9)	(10)
Ending default inventory	13,391	12,480	12,773	13,433	12,435

(A) New defaults remaining as of September 30, 2023	5,664	2,630	1,520	1,199	672
Cure rate (1)	29%	60%	78%	84%	90%

Total amount paid for claims (in thousands)	$2,956	$1,890	$1,959	$1,441	$1,261
Average amount paid per claim (in thousands)	$23	$20	$21	$20	$19
Severity	66%	58%	59%	46%	47%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2023			2022
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$216,888	$215,957	$216,390	$212,392	$209,829
Less: Reinsurance recoverables	17,958	16,357	14,618	13,244	13,657
Net reserve for losses and LAE at beginning of period	198,930	199,600	201,772	199,148	196,172
Add provision for losses and LAE occurring in:
Current period	35,609	31,377	32,693	36,141	20,144
Prior years	(25,533)	(30,107)	(32,864)	(32,012)	(15,850)
Incurred losses and LAE during the period	10,076	1,270	(171)	4,129	4,294
Deduct payments for losses and LAE occurring in:
Current period	156	31	—	113	30
Prior years	2,889	1,909	2,001	1,392	1,288
Loss and LAE payments during the period	3,045	1,940	2,001	1,505	1,318
Net reserve for losses and LAE at end of period	205,961	198,930	199,600	201,772	199,148
Plus: Reinsurance recoverables	20,656	17,958	16,357	14,618	13,244
Reserve for losses and LAE at end of period	$226,617	$216,888	$215,957	$216,390	$212,392

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	September 30, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,383	48%	$38,412	18%	$448,039	9%
Four to eleven payments	4,877	36	87,025	42	369,711	24
Twelve or more payments	1,989	15	77,369	37	126,317	61
Pending claims	142	1	6,076	3	6,924	88
Total case reserves	13,391	100%	208,882	100%	$950,991	22%
IBNR			15,666
LAE			2,069
Total reserves for losses and LAE			$226,617

Average reserve per default:
Case			$15.6
Total			$16.9

Default Rate	1.62%

	December 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,154	46%	$32,242	16%	$411,624	8%
Four to eleven payments	4,684	35	65,071	33	317,417	21
Twelve or more payments	2,474	18	98,291	49	147,247	67
Pending claims	121	1	3,815	2	4,860	78
Total case reserves	13,433	100%	199,419	100%	$881,148	23%
IBNR			14,956
LAE			2,015
Total reserves for losses and LAE			$216,390

Average reserve per default:
Case			$14.8
Total			$16.1

Default Rate	1.66%

	September 30, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,971	40%	$22,279	12%	$313,531	7%
Four to eleven payments	4,443	36	55,431	28	292,644	19
Twelve or more payments	2,923	23	114,250	58	174,589	65
Pending claims	98	1	3,879	2	4,611	84
Total case reserves	12,435	100%	195,839	100%	$785,375	25%
IBNR			14,688
LAE			1,865
Total reserves for losses and LAE			$212,392

Average reserve per default:
Case			$15.7
Total			$17.1

Default Rate	1.55%

				Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	September 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$879,185	17.6%	$556,438	11.7%
U.S. agency securities	7,180	0.1	49,058	1.0
U.S. agency mortgage-backed securities	750,938	15.0	783,743	16.5
Municipal debt securities	562,510	11.3	602,690	12.8
Non-U.S. government securities	48,571	1.0	62,399	1.3
Corporate debt securities	1,280,433	25.6	1,414,321	29.8
Residential and commercial mortgage securities	493,693	9.9	511,824	10.8
Asset-backed securities	614,818	12.3	624,561	13.2
Money market funds	360,360	7.2	136,591	2.9
Total investments available for sale	$4,997,688	100.0%	$4,741,625	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,393,047	51.6%	$2,122,599	46.2%
Aa1	108,593	2.3	111,262	2.4
Aa2	300,510	6.5	325,241	7.1
Aa3	210,967	4.5	232,500	5.0
A1	381,479	8.2	396,095	8.6
A2	314,587	6.8	410,163	8.9
A3	235,490	5.1	268,928	5.8
Baa1	227,543	4.9	236,793	5.1
Baa2	231,612	5.0	221,308	4.8
Baa3	151,078	3.3	187,117	4.1
Below Baa3	82,422	1.8	93,028	2.0
Total (2)	$4,637,328	100.0%	$4,605,034	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $360,360 and $136,591 of money market funds at September 30, 2023 and December 31, 2022, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,713,199	34.3%	$1,245,839	26.3%
1 to < 2 Years	484,032	9.7	534,038	11.3
2 to < 3 Years	456,987	9.1	511,701	10.8
3 to < 4 Years	418,831	8.4	525,683	11.1
4 to < 5 Years	389,441	7.8	400,540	8.4
5 or more Years	1,535,198	30.7	1,523,824	32.1
Total investments available for sale	$4,997,688	100.0%	$4,741,625	100.0%

Pre-tax investment income yield:
Three months ended	3.55%		3.03%
Nine months ended September 30, 2023	3.47%

Holding company net cash and investments available for sale:
($ in thousands)
As of September 30, 2023	$648,658
As of December 31, 2022	$685,178

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2023			2022
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,309,522	$3,243,086	$3,207,102	$3,178,151	$3,128,681

Combined net risk in force (2)	$34,203,678	$34,019,643	$33,038,825	$32,265,701	$31,736,095

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.7:1	10.8:1	10.6:1	10.5:1	10.5:1
Essent Guaranty of PA, Inc.	0.5:1	0.5:1	0.5:1	0.6:1	0.6:1
Combined (4)	10.3:1	10.5:1	10.3:1	10.2:1	10.1:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,318,179	$3,245,481	$3,226,436	$3,191,047	$3,147,545
Minimum Required Assets	1,910,659	1,991,741	1,917,769	1,832,363	1,759,182
PMIERs excess Available Assets	$1,407,520	$1,253,740	$1,308,667	$1,358,684	$1,388,363
PMIERs sufficiency ratio (6)	174%	163%	168%	174%	179%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,684,122	$1,633,763	$1,573,013	$1,478,772	$1,397,287

Net risk in force (2)	$21,739,419	$21,327,762	$20,305,111	$19,454,046	$18,694,500

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O
Essent Group Ltd. and Subsidiaries
Supplemental Information
Loss, Expense and Combined Ratios and Reconciliation of Non-GAAP Financial Measures

	2023			2022
	September 30	June 30	March 31	December 31	September 30
Loss Ratio (1)	4.4%	0.6%	(0.1)%	2.0%	2.0%
Expense Ratio (2)	27.3%	19.8%	22.8%	22.6%	20.3%
Combined Ratio	31.7%	20.4%	22.7%	24.6%	22.3%

We believe that loss, expense and combined ratios are important measures of our financial performance. As a result of the July 1, 2023 acquisition of Agents National Title and Boston National Title (collectively "Title"), the consolidated loss, expense and combined ratios ("Consolidated Ratios") for the three and nine months ended September 30, 2023 lack comparability with prior periods. In order to provide investors with more comparative information to prior periods, Essent has prepared the table below to reconcile the Consolidated Ratios to Consolidated Ratios Excluding Title, as shown below. Consolidated Ratios Excluding Title are financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and are referred to as non-GAAP measures. Consolidated Ratios Excluding Title are measures used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

The following table sets forth the reconciliation of the loss, expense and combined Consolidated Ratios Excluding Title to the most comparable GAAP amount for the three and nine months ended September 30, 2023, in accordance with Regulation G:

	Three Months Ended September 30, 2023			Nine Months Ended September 30, 2023
	Consolidated	Acquired Title	Consolidated Excluding Title	Consolidated	Acquired Title	Consolidated Excluding Title
($ in thousands)
Revenues:
Net premiums earned	$246,805	$20,604	$226,201	$671,292	$20,604	$650,688
Net investment income	47,072	405	46,667	135,558	405	135,153
Realized investment losses, net	(235)	—	(235)	(2,312)	—	(2,312)
(Loss) income from other invested assets	(3,143)	—	(3,143)	(10,697)	—	(10,697)
Settlement services (3)	2,037	2,037	—	2,037	2,037	—
Other income	3,572	404	3,168	16,604	404	16,200
Total revenues	296,108	23,450	272,658	812,482	23,450	789,032

Losses and expenses:
Provision (benefit) for losses and LAE	10,822	768	10,054	11,902	768	11,134
Other underwriting and operating expenses	54,814	13,466	41,348	145,183	13,466	131,717
Premiums retained by agents	13,175	13,175	—	13,175	13,175	—
Interest expense	7,854	—	7,854	22,184	—	22,184
Total losses and expenses	86,665	27,409	59,256	192,444	27,409	165,035

Loss ratio (1)	4.4%	3.4%	4.4%	1.8%	3.4%	1.7%
Expense ratio (2)	27.3%	117.7%	18.3%	23.5%	117.7%	20.2%
Combined ratio	31.7%	121.1%	22.7%	25.3%	121.1%	21.9%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by the sum of net premiums earned and settlement services revenue, if applicable.
(2) Expense ratio is calculated by dividing the sum of other underwriting and operating expenses and premiums retained by agents by the sum of net premiums earned and settlement services revenue, if applicable.

(3) Settlement services revenue is included in "Other income" within Exhibit A and Exhibit C.